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                                 EXHIBIT 10.13H

                               EIGHTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Agreement"), dated as of September 30, 2002, is entered into between MELLON 1ST BUSINESS BANK, a California corporation ("Bank"), and SOUTHWEST WATER COMPANY, a Delaware corporation ("Borrower").

                                    RECITALS

     A. Borrower and Bank have previously entered into that certain Amended and Restated Credit Agreement dated as of December 23, 1997, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of September 1, 1998, that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 19, 2000, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of September 29, 2000, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of March 9, 2001, that certain Sixth Amendment to Amended and Restated Credit Agreement dated as of July 13, 2001, and that certain Seventh Amendment to Amended and Restated Credit Agreement dated as of September 30, 2001 (collectively, the "Credit Agreement"), pursuant to which Bank has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

     B. Bank and Borrower amend the Credit Agreement under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment the understanding and agreement that, except as specifically provided herein, none of Bank's rights or remedies as set forth in the Credit Agreement is being waived or modified by the terms of this Amendment.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.     Amendments to Credit Agreement.

            (a) The definition of "Maturity Date" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "'Maturity Date': March 31, 2004."

     2. Effectiveness of this Amendment. Bank must have received the following items, in form and content acceptable to Bank, before this Amendment is effective and before Bank is required to extend any credit to Borrower as provided for by this Amendment.

            (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to Bank and Borrower.

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            (b)   Authorizations. Evidence that the execution, delivery and
performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

            (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

     3. Representations and Warranties. The Borrower represents and warrants as follows:

            (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment and the performance by Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of Borrower and no other corporate proceedings on the part of Borrower are necessary to consummate such transactions.

            (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

            (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, and specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

            (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

     4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the state of California governing contracts only to be performed in that State.

     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     6. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have

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            received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

     7.     Reference to and Effect on the Loan Documents.

            (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

            (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Bank.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

            (d) To the extent that any terms and conditions in any of he loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     8. Ratification. Borrower hereby restates, ratifies and reaafirms each and every term and condition set forth in the Credit
            Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     9. Estoppel. To induce Bank to enter into this Amendment and to continue to make advances to borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against Bank with respect to the Obligations.

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     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

"Bank"                                       "Borrower"

MELLON 1ST BUSINESS BANK,                    SOUTHWEST WATER COMPANY,
A California Corporation                     a Delaware Corporation

By:      /s/ JOHN CARLSON                    By:     /s/ RICHARD J. SHIELDS
-------------------------                    ------------------------------

Name:     John Carlson                       Name:   Richard J. Shields

Title:   Vice President                      Title:  Chief Financial Officer

By:      /s/ F. D. HARE                      By:     /s/ THOMAS C. TEKULVE
-----------------------                      -----------------------------

Name:     F. D. Hare                         Name:   Thomas C. Tekulve

Name:    EVP and CEO                         Title:  Vice President - Finance